UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2020

Chevron Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA	94583
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.75 per share	CVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 12, 2020, Chevron U.S.A. Inc. (exclusive of its subsidiaries, “CUSA”), an indirect wholly-owned subsidiary of Chevron Corporation (the “Corporation”), issued its 0.333% Notes Due 2022 in the aggregate principal amount of $400,000,000 (the “2022 Fixed Rate Notes”), its Floating Rate Notes Due 2022 in the aggregate principal amount of $350,000,000 (the “2022 Floating Rate Notes”), its 0.426% Notes Due 2023 in the aggregate principal amount of $500,000,000 (the “2023 Fixed Rate Notes”), its Floating Rate Notes Due 2023 in the aggregate principal amount of $500,000,000 (the “2023 Floating Rate Notes”), its 0.687% Notes Due 2025 in the aggregate principal amount of $750,000,000 (the “2025 Fixed Rate Notes”), its 1.018% Notes Due 2027 in the aggregate principal amount of $750,000,000 (the “2027 Fixed Rate Notes”), and its 2.343% Notes Due 2050 in the aggregate principal amount of $750,000,000 (the “2050 Fixed Rate Notes”, and together with the 2022 Fixed Rate Notes, the 2022 Floating Rate Notes, the 2023 Fixed Rate Notes, the 2023 Floating Rate Notes, the 2025 Fixed Rate Notes and the 2027 Fixed Rate Notes, the “Notes”). The Notes were issued pursuant to an Indenture, dated as of August 12, 2020 (the “Indenture”), as supplemented by the First Supplemental Indenture, dated as of August 12, 2020 (the “First Supplemental Indenture”), each being among CUSA, the Corporation, as guarantor, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).

The obligations under the Notes will be fully and unconditionally guaranteed by the Corporation on an unsecured and unsubordinated basis and will rank equally to any other unsecured and unsubordinated indebtedness of the Corporation that is currently outstanding or that the Corporation may issue in the future. Current outstanding and additional debt securities and other indebtedness of the Corporation will be structurally subordinated to any indebtedness of CUSA, including the Notes.

On August 10, 2020, CUSA and the Corporation entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which CUSA agreed to issue and sell the Notes to the Underwriters, and the Corporation agreed to guarantee the Notes. The provisions of the Underwriting Agreement are incorporated herein by reference.

The 2022 Fixed Rate Notes and the 2022 Floating Rate Notes will mature on August 12, 2022, the 2023 Fixed Rate Notes and the 2023 Floating Rate Notes will mature on August 11, 2023, the 2025 Fixed Rate Notes will mature on August 12, 2025, the 2027 Fixed Rate Notes will mature on August 12, 2027, and the 2050 Fixed Rate Notes will mature on August 12, 2050.

CUSA will pay interest on (i) the 2022 Fixed Rate Notes, the 2025 Fixed Rate Notes, the 2027 Fixed Rate Notes and the 2050 Fixed Rate Notes on February 12 and August 12 of each year starting on February 12, 2021, (ii) the 2023 Fixed Rate Notes on February 11 and August 11 of each year starting on February 11, 2021, (iii) the 2022 Floating Rate Notes on February 12, May 12, August 12 and November 12 of each year starting on November 12, 2020, and (iii) the 2023 Floating Rate Notes on February 11, May 11, August 11 and November 11 of each year starting on November 11, 2020. The 2022 Floating Rate Notes will bear interest at a floating rate equal to three-month London Interbank Offered Rate (“LIBOR”) plus 0.110%, and the 2023 Floating Rate Notes will bear interest at a floating rate equal to three-month LIBOR plus 0.200%, in each case subject to the provisions set forth in the Final Prospectus Supplement filed with the Securities and Exchange Commission on August 11, 2020 (Registration Statement Nos. 333-242506 and 333-242506-01) (the “Final Prospectus Supplement”). CUSA will have the right to redeem the fixed rate notes in whole or in part at any time prior to maturity at the redemption price described in the Final Prospectus Supplement. CUSA will not have the right to redeem the 2022 Floating Rate Notes or the 2023 Floating Rate Notes prior to maturity.

CUSA and the Corporation have filed with the Securities and Exchange Commission a Prospectus dated August 7, 2020 (Registration Statement Nos. 333-242506 and 333-242506-01), a Preliminary Prospectus Supplement dated August 10, 2020, a Free Writing Prospectus dated August 10, 2020, and a Final Prospectus Supplement dated August 10, 2020 in connection with the public offering and guarantee of the Notes.

The descriptions of the Underwriting Agreement, the Indenture and the First Supplemental Indenture are qualified in their entirety by the terms of such agreements themselves. Please refer to such agreements, and the forms of the Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 4.1, 4.2, and 4.3, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 10, 2020, among CUSA, the Corporation and Citigroup Global Markets Inc., Barclays Capital Inc. and J.P. Morgan Securities LLC, as the representatives of the several underwriters named therein.

4.1	Indenture, dated as of August 12, 2020, among CUSA, the Corporation, as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.2	First Supplemental Indenture, dated as of August 12, 2020, among CUSA, the Corporation, as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.3	Forms of 0.333% Notes Due 2022, Floating Rate Notes Due 2022, 0.426% Notes Due 2023, Floating Rate Notes Due 2023, 0.687% Notes Due 2025, 1.018% Notes Due 2027 and 2.343% Notes Due 2050 (contained in Exhibit 4.2 hereto).

5.1	Opinion of Morgan, Lewis & Bockius LLP, counsel to CUSA.

5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP, counsel to the Corporation.

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in their opinion filed as Exhibit 5.1 hereto).

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP (contained in their opinion filed as Exhibit 5.2 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2020

CHEVRON CORPORATION

By	/s/ Christine L. Cavallo
Name:	Christine L. Cavallo
Title:	Assistant Secretary

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